UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 15, 2003

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-13508 (Commission File No.)	63-0661573 (I.R.S. Employer Identification No.)

One Commerce Street

Montgomery, Alabama 36104

(Address of principal executive office)

(334) 240-5000

(Registrant’s telephone number)

Items 9 and 12.    Regulation F-D Disclosure and Results of Operations and Financial Condition.

Information regarding the registrant’s earnings results for the quarter ended March 31, 2003 is furnished herein as
Regulation F-D Disclosure.

As additional Regulation F-D Disclosure, the registrant furnishes the press release referenced as Exhibit No. 99.1.

Exhibit No.	Exhibit

99.1	Press Release Announcing First Quarter Earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE COLONIAL BANCGROUP, INC.

Date: April 15, 2003		/s/ SHEILA MOODY
	BY:	Sheila Moody
	ITS	Chief Accounting Officer

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